Exhibit 99.1

NEWS RELEASE

Release No. 117-07-07

414 Union Street, Suite 2000	Contact:
Nashville, TN 37219-1711	Mary Cohn (Media Relations)
615.986.5600	615-986-5886
Fax: 615.986.5666	Mike Kinney / Becky Barckley (Investor Relations)
615-986-5600

FOR RELEASE AT 8:00 A.M. (ET) TUESDAY, JULY 29, 2008

LP Reports Second Quarter 2008 Results

Louisiana-Pacific Corporation (LP) (NYSE: LPX) reported today a second quarter net loss of $81 million, or $0.79 per diluted share, on sales from continuing operations of $387 million.  In the second quarter of 2007, LP’s net loss was $23 million, or $0.22 per diluted share, on sales from continuing operations of $461 million. For the first six months of 2008, LP reported a net loss of $127 million, or $1.24 per diluted share, on sales from continuing operations of $736 million compared to net loss of $61 million, or $0.58 per diluted share, on sales from continuing operations of $856 million for the first six months of 2007.

For the second quarter of 2008, loss from continuing operations was $79 million, or $0.77 per diluted share. In the second quarter of 2007, LP’s loss from continuing operations was $16 million, or $0.15 per diluted share.  For the first six months 2008, loss from continuing operations was $125 million, or $1.22 per diluted share. For the first six months of 2007, income from continuing operations was $52 million, or $0.50 per diluted share. Results for the first six months of 2008 included other net operating charges totaling $66.1 million ($40.5 million after tax, or $0.39 per diluted share) and other than temporary impairment on investments of $2.5 million ($1.5 million after tax, or $0.01 per diluted share).  Results for the first six months of 2007 include other net operating credits totaling $19.2 million ($11.8 million after tax, or $0.11 per diluted share) and loss on impairment of long-lived assets of $5.2 million ($3.2 million after tax, or $0.03 per diluted share).

“Ongoing turmoil in the market caused demand for most of our products significantly lower than the same quarter last year, with new housing starts declining more than 30%,” said Chief Executive Officer Rick Frost.  “In response, LP took significant curtailments in the quarter to match supply with orders.  These shutdowns, coupled with significantly higher raw materials costs, put downward pressure on our margins.  We did see improved operating results compared to the first quarter due to seasonal activity but these were more than offset by several non-operating charges, the largest of which was the settlements reached in the OSB antitrust case,” Frost concluded.

At 11:00 a.m. ET (8:00 a.m. PT) today, LP will host a webcast on its second quarter 2008 financial results.  To access the live webcast and accompanying presentation, visit www.lpcorp.com and go to the “Investor Relations” section from the main menu.

LP is a premier supplier of building materials, delivering innovative, high-quality commodity and specialty products to its retail, wholesale, homebuilding and industrial customers.  Visit LP’s web site at www.lpcorp.com for additional information on the company.

###

FORWARD LOOKING STATEMENTS

This news release contains statements concerning Louisiana-Pacific Corporation’s (LP) future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The matters addressed in these statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts, market demand for the company’s products, and prices for structural products; the effect of forestry, land use, environmental and other governmental regulations; the ability to obtain regulatory approvals; and the risk of losses from fires, floods and other natural disasters. These and other factors that could cause or contribute to actual results differing materially from those contemplated by such forward-looking statements are discussed in greater detail in the company’s Securities and Exchange Commission filings.

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

FINANCIAL AND QUARTERLY DATA

(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Net sales	$387.0	$461.2	$736.4	$855.8

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	$(133.0)	$(21.6)	$(208.5)	$(85.6)

Income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net	$(35.3)	$(27.6)	$(83.4)	$(60.2)

Income (loss) from continuing operations	$(79.4)	$(15.6)	$(125.3)	$(51.6)

Net income (loss)	$(80.8)	$(23.3)	$(127.2)	$(60.6)

Net income (loss) per share - basic and diluted	$(0.79)	$(0.22)	$(1.24)	$(0.58)

Average shares outstanding (in millions)
Basic and diluted	102.9	104.2	102.9	104.1

Calculation of income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net:

Income (loss) from continuing operations	$(79.4)	$(15.6)	$(125.3)	$(51.6)

Other than temporary investment impairment	1.7	—	2.5	—
(Gain) loss on sale or impairment of long-lived assets	0.1	(0.3)	(0.3)	5.2
Other operating credits and charges, net	70.1	(19.2)	66.1	(19.2)
	71.9	(19.5)	68.3	(14.0)
Provision (benefit) for income taxes on above items	(27.8)	7.5	(26.4)	5.4
	44.1	(12.0)	41.9	(8.6)

	$(35.3)	$(27.6)	$(83.4)	$(60.2)

Per share - basic	$(0.34)	$(0.26)	$(0.81)	$(0.58)
Per share - diluted	$(0.34)	$(0.26)	$(0.81)	$(0.58)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007

Net sales	$387.0	$461.2	$736.4	$855.8
Operating costs and expenses:
Cost of sales	375.0	437.6	747.8	829.3
Depreciation, amortization and cost of timber harvested	26.8	27.4	53.4	55.9
Selling and administrative	39.1	38.3	79.2	78.5
(Gain) loss on sale or impairment of long-lived assets	0.1	(0.3)	(0.3)	5.2
Other operating credits and charges, net	70.1	(19.2)	66.1	(19.2)
Total operating costs and expenses	511.1	483.8	946.2	949.7

Income (loss) from operations	(124.1)	(22.6)	(209.8)	(93.9)

Non-operating income (expense):
Foreign currency exchange gain (loss)	(5.1)	(12.7)	4.3	(15.5)
Other than temporary investment impairment	(1.7)	—	(2.5)	—
Interest expense, net of capitalized interest	(12.7)	(9.7)	(23.9)	(20.0)
Investment income	10.6	23.4	23.4	43.8
Total non-operating income (expense)	(8.9)	1.0	1.3	8.3

Income (loss) before taxes and equity in earnings of unconsolidated affliates	(133.0)	(21.6)	(208.5)	(85.6)
Provision (benefit) for income taxes	(56.8)	(10.9)	(92.7)	(42.2)
Equity in loss (earnings) of unconsolidated affliates	3.2	4.9	9.5	8.2

Income (loss) from continuing operations	(79.4)	(15.6)	(125.3)	(51.6)

Discontinued operations:
Loss from discontinued operations before income taxes	(2.3)	(12.6)	(3.1)	(14.8)
Income tax benefit	(0.9)	(4.9)	(1.2)	(5.8)
Loss from discontinued operations	(1.4)	(7.7)	(1.9)	(9.0)

Net income (loss)	$(80.8)	$(23.3)	$(127.2)	$(60.6)

Net income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$(0.77)	$(0.15)	$(1.22)	$(0.50)
Loss from discontinued operations	(0.02)	(0.07)	(0.02)	(0.08)
Net income (loss) per share - basic	$(0.79)	$(0.22)	$(1.24)	$(0.58)

Net income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$(0.77)	$(0.15)	$(1.22)	$(0.50)
Loss from discontinued operations	(0.02)	(0.07)	(0.02)	(0.08)
Net income (loss) per share - diluted	$(0.79)	$(0.22)	$(1.24)	$(0.58)

Average shares of stock outstanding - basic	102.9	104.2	102.9	104.1
Average shares of stock outstanding - diluted	102.9	104.2	102.9	104.1

CONDENSED CONSOLIDATED BALANCE SHEETS

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions) (Unaudited)

	June 30, 2008	December 31, 2007
ASSETS
Cash and cash equivalents	$169.4	$352.1
Short-term investments	163.4	180.1
Receivables, net	264.2	243.1
Inventories	206.8	212.1
Prepaid expenses and other current assets	9.6	7.6
Deferred income taxes	17.8	0.5
Current portion of notes receivable from asset sales	20.0	74.4
Current assets of discontinued operations	3.5	6.0
Total current assets	854.7	1,075.9

Timber and timberlands	59.2	64.1

Property, plant and equipment	2,368.3	2,257.7
Accumulated depreciation	(1,228.0)	(1,180.9)
Net property, plant and equipment	1,140.3	1,076.8
Goodwill	277.8	273.5
Notes receivable from asset sales	258.6	258.6
Restricted cash	73.2	61.2
Long-term investments	105.8	152.9
Investments in and advances to affiliates	193.4	198.2
Other assets	58.0	63.1
Long-term assets of discontinued operations	5.0	5.0
Total assets	$3,026.0	$3,229.3

LIABILITIES AND EQUITY
Current portion of long-term debt	$123.6	$127.6
Short-term notes payable	33.4	45.2
Accounts payable and accrued liabilities	195.8	222.1
Current portion of limited recourse notes payable	20.0	73.5
Current portion of deferred tax liabilities	4.4	4.4
Current portion of contingency reserves	67.8	15.8
Total current liabilities	445.0	488.6

Long-term debt, excluding current portion:
Limited recourse notes payable	253.3	253.3
Other long-term debt	244.5	232.5
Total long-term debt, excluding current portion	497.8	485.8

Deferred income taxes	308.2	340.0
Other long-term liabilities	84.2	79.6
Minority interest	18.6	—
Contingency reserves, excluding current portion	21.9	15.8

Commitments and contingencies

Stockholders’ equity:
Common stock	116.9	116.9
Additional paid-in capital	438.1	439.0
Retained earnings	1,471.9	1,630.1
Treasury stock	(297.3)	(302.0)
Accumulated comprehensive loss	(79.3)	(64.5)
Total stockholders’ equity	1,650.3	1,819.5
Total liabilities and equity	$3,026.0	$3,229.3

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions) (Unaudited)

	Six Months Ended June 30,
	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(127.2)	$(60.6)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, amortization and cost of timber harvested	53.4	57.7
(Earnings) losses of unconsolidated affiliates	9.5	8.2
(Gain) loss on sale or impairment of long-lived assets	(0.3)	14.2
Stock based compensation expense related to stock plans	4.9	3.3
Other operating charges and credits, net	72.2	—
Exchange (gain) loss on remeasurement	(9.1)	19.1
Cash settlement of contingencies	(9.6)	(6.9)
Pension (payments) expense, net	6.2	(2.1)
Other adjustments	4.1	(6.1)
Increase in receivables	(23.5)	(20.2)
(Increase) decrease in inventories	11.0	(0.7)
Increase in prepaid expenses	(1.6)	(1.9)
Decrease in accounts payable and accrued liabilities	(6.7)	(14.4)
Increase (decrease) in deferred income taxes	(38.4)	0.5
Net cash used in operating activities	(55.1)	(9.9)

CASH FLOWS FROM INVESTING ACTIVITIES:
Property, plant, and equipment additions	(75.9)	(132.3)
Purchase of a business	(44.6)	—
Investments in and advances to joint ventures	(4.2)	(4.9)
Receipt of proceeds from notes receivable	54.4	—
Cash paid for purchase of investments	(172.9)	(1,538.1)
Proceeds from sales of investments	209.3	1,669.4
(Increase) decrease in restricted cash under letter of credit requirements	(12.0)	(10.8)
Other investing activites, net	1.1	2.0
Net cash used in investing activities	(44.8)	(14.7)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	12.0	13.0
Repayment of debt	(53.6)	(0.2)
Net borrowings (payments) under revolving credit agreements	(11.8)	29.6
Sale of common stock under equity plans	—	2.7
Payment of cash dividends	(31.0)	(31.4)
Net cash provided by (used in) financing activities	(84.4)	13.7

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	1.6	0.9

Net decrease in cash and cash equivalents	(182.7)	(10.0)
Cash and cash equivalents at beginning of period	352.1	265.7

Cash and cash equivalents at end of period	$169.4	$255.7

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

SELECTED SEGMENT INFORMATION

(Dollar amounts in millions) (Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
Dollar amounts in millions	2008	2007	2008	2007

Net sales:
OSB	$163.5	$223.3	$318.4	$412.2
Siding	123.6	131.0	230.7	235.1
Engineered Wood Products	65.3	85.7	125.8	165.9
Other	36.0	23.9	64.7	47.6
Less: Intersegment sales	(1.4)	(2.7)	(3.2)	(5.0)
	$387.0	$461.2	$736.4	$855.8

Operating profit (loss):
OSB	$(34.5)	$(44.6)	$(96.6)	$(109.1)
Siding	8.9	17.2	9.2	26.6
Engineered Wood Products	(9.2)	3.9	(17.3)	10.3
Other	(0.2)	(2.7)	(2.6)	(0.6)
Other operating credits and charges, net	(70.1)	19.2	(66.1)	19.2
Gain (loss) on sales of and impairment of long-lived assets	(0.1)	0.3	0.3	(5.2)
General corporate and other expenses, net	(22.1)	(20.8)	(46.2)	(43.3)
Foreign currency gain (losses)	(5.1)	(12.7)	4.3	(15.5)
Other than temporary investment impairment	(1.7)	—	(2.5)	—
Investment income	10.6	23.4	23.4	43.8
Interest expense, net of capitalized interest	(12.7)	(9.7)	(23.9)	(20.0)
Income from operations before taxes	(136.2)	(26.5)	(218.0)	(93.8)
Provision (benefit) for income taxes	(56.8)	(10.9)	(92.7)	(42.2)
Income (loss) from continuing operations	$(79.4)	$(15.6)	$(125.3)	$(51.6)

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

NOTES TO FINANCIAL DATA

(Dollar amounts in millions, except per share amounts) (Unaudited)

1.               Results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

2.               The major components of  “Other operating credits and charges, net” and “(Gain) loss on sale or impairment of long lived assets” in the Consolidated Statements Of Income for the quarter and six month period ended June 30 are described below:

In the first quarter of 2007, LP recorded a charge of $5.0 million to reduce the carrying value of a sawmill mill located in Quebec to the estimated sales price less selling costs.

In the second quarter of 2007, LP recorded a gain of $17.7 million associated with proceeds received associated with a favorable verdict on a legal suit associated with our insurance on hardboard siding and a gain of $1.5 million associated with a settlement with the Canadian government on the reduction of certain of LP’s timber licenses in British Columbia.

In the first quarter of 2008, LP recorded a net gain of $4.0 associated with product related warranty reserves and insurance settlements associated with LP hardboard class action suit and other associated hardboard siding liabilities.

In the second quarter of 2008, LP recorded a loss of $15.6 million associated with product related warranty reserves in connection with LP’s hardboard class action suit; a loss of $48 million associated with LP’s settlement of a product related anti-trust litigation matter; a loss of $5.3 million associated with a facility explosion and a loss of $1.2 million associated with a contractor default on a construction project.

3.               During the second quarter of 2008, LP recorded other comprehensive losses of $12.8 million ($7.8 million after-tax) as a reduction to shareholders’ equity associated with LP’s auction rate security holdings due to further temporary declines in the estimated fair value. For the six month period ended June 30, 2008, LP recorded other comprehensive losses of $25.5 million ($15.6 million after-tax) as a reduction to shareholders’ equity associated with LP’s auction rate security holdings due to further temporary declines in the estimated fair value.

4. Income Taxes

	Quarter Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Pre-tax income (loss) from continuing operations	$(136.2)	$(26.5)	$(218.0)	$(93.8)
Pre-tax loss from discontinued operations	(2.3)	(12.6)	(3.1)	(14.8)
	(138.5)	(39.1)	(221.1)	(108.6)
Total tax (provision) benefit	57.7	15.8	93.9	48.0
Net income (loss)	$(80.8)	$(23.3)	$(127.2)	$(60.6)

Accounting standards require that income tax expense for interim periods be determined by applying the estimated annual effective income tax rate,  by income component, to year-to-date income or loss at the end of each quarter, then adding or subtracting the impact of any changes in reserve requirements or statutory tax rate changes, if any.  Each quarter the income tax accrual is adjusted to the latest estimate and the difference from the previously accrued year-to-date balance is adjusted to the current quarter.

For the six months ended June 30, 2008, the primary differences between the U.S. statutory rate of 35% and the effective rate on continuing operations relates to the company’s foreign debt structure and state income taxes. For the six months ended June 30, 2007, the primary differences between the U.S. statutory rate of 35% and the effective rate on continuing operations relates to the company’s foreign debt structure, state income taxes and the favorable resolution of an outstanding state tax contingency.

The components and associated effective income tax rates applied to each period are as follows:

	Quarter Ended June 30,
	2008		2007
	Tax Benefit	Tax Rate	Tax Benefit	Tax Rate
Continuing operations	$(56.8)	42%	$(10.9)	41%
Discontinued operations	(0.9)	39%	(4.9)	39%
	$(57.7)	42%	$(15.8)	40%

	Six Months Ended June 30,
	2008		2007
	Tax Benefit	Tax Rate	Tax Benefit	Tax Rate
Continuing operations	$(92.7)	43%	$(42.2)	45%
Discontinued operations	(1.2)	39%	(5.8)	39%
	$(93.9)	42%	$(48.0)	44%

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

SUMMARY OF PRODUCTION VOLUMES

	Quarter Ended June 30		Six Months Ended June 30
	2008	2007	2008	2007

Oriented strand board, million square feet 3/8” basis (1)	1,029	1,458	2,096	2,808

Oriented strand board, million square feet 3/8” basis (produced by wood-based siding mills)	54	72	167	114

Wood-based siding, million square feet 3/8” basis	223	247	435	489

Engineered I-Joist, million lineal feet (1)	22	36	41	71

Laminated veneer lumber (LVL), thousand cubic feet	1,628	2,165	3,144	4,331

(1) Includes volumes produced by joint venture operations or under exclusive sales arrangements and sold to LP.